CALVERT MID-CAP FUND

Supplement to Summary Prospectus, Prospectus and

Statement of Additional Information dated February 1, 2025
as may be supplemented and/or revised from time to time

The Board of Directors/Trustees of each of Calvert Mid-Cap Fund (the “Acquired Fund”) and Calvert Small/Mid-Cap Fund (the “Acquiring Fund”) (each, a “Fund” and together, the “Funds”) has approved a proposal by Calvert Research and Management (“CRM”), the investment adviser to each Fund, to reorganize the Acquired Fund with and into the Acquiring Fund (the “Merger”). CRM and the Acquired Fund’s Board of Directors believe that the Merger is in the best interests of the Acquired Fund. The Merger is expected to close on or about September 15, 2025 (the “Merger Date”).

On the Merger Date, any investment in a share class of the Acquired Fund will, in effect, be exchanged for an investment in a corresponding share class with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the Merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Acquired Fund shareholders will not pay any sales charges or redemption fees as a result of the Merger. Although completion of the Merger is subject to a number of conditions, shareholder approval of the Merger is not required. The Merger is expected to be a tax-free reorganization for federal income tax purposes.

Prior to the consummation of the Merger, the Acquired Fund expects to reposition certain of its portfolio holdings and expects that it will dispose of a portion of its investments and invest the proceeds of such dispositions in securities currently held by the Acquiring Fund, or in other securities, cash and/or cash equivalents. Accordingly, the Acquired Fund may no longer be implementing its investment strategy in the time period leading up to the Merger. The Acquired Fund will incur transaction costs in connection with this repositioning, and the repositioning is expected to result in the recognition of net capital gains and the distribution of net capital gains to Acquired Fund shareholders. These distributions would be taxable to shareholders.

The Acquiring Fund and Acquired Fund have similar investment objectives, policies, restrictions, and risks. The Acquired Fund has an investment objective to seek to provide long-term capital appreciation by investing primarily in mid-cap stocks, and the Acquired Fund normally invests at least 80% of its net assets, including any borrowings for investment purposes, in common stocks of mid-capitalization companies. The Acquiring Fund’s investment objective is to provide growth of capital, and under normal market conditions, the Acquiring Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in common stocks of small- to mid-capitalization companies. Both Funds are managed by CRM and have the same portfolio management team. The management fees of the Acquiring Fund are lower than the management fees of the Acquired Fund, and the total annual operating expenses of the Acquiring Fund are expected to be lower than the current total annual operating expenses of the Acquired Fund following completion of the Merger. You can find information about the Acquiring Fund and its investment policies and risks, including a Prospectus, Summary Prospectus and Statement of Additional Information, online at https://www.calvert.com/our-funds.php. You can also request this information at no cost by contacting the Acquiring Fund’s principal underwriter at Eaton Vance Distributors, Inc., One Post Office Square, Boston, MA  02109 or by phone at 1-800-368-2745.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. A Prospectus relating to the Merger will be available on the Securities and Exchange Commission’s website (http://www.sec.gov) after a registration statement relating to the Merger is filed and becomes effective. Please read the Prospectus relating to the Merger carefully before making any investment decisions.

June 12, 2025	48624-00 6.12.25